SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934

Filed by Registrant:                        | |
Filed by a Party other than the Registrant: |X|

Check the appropriate box:

|X|      Preliminary Proxy Statement
| | Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
| |      Definitive Proxy Statement
| |      Definitive Additional Materials
| |      Soliciting Materials Pursuant toss.240.14a-11(c) orss.240.14a-12

                        Financial Industries Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                   The Roy F. and Joann Cole Mitte Foundation
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.
| |      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         1)   Title of each class of securities to which transaction applies:

         2)   Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

         4)   Proposed maximum aggregate value of transaction:

         5)   Total fee paid:

1    Set forth  amount on which the  filing is  calculated  and state how it was determined.

| |      Fee paid previously with preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

         2)   Form, Schedule or Registration Statement No.:

         3)   Filing Party:

         4)   Date Filed:

                                                                PRELIMINARY COPY


                                 March __, 2003

To the Shareholders:

         I am the founder, former Chairman of the Board, President and CEO of Financial Industries Corporation ("FIC" or the "Company"). In addition, I am the Chairman of the Board of The Roy F. and Joann Cole Mitte Foundation (the "Foundation"), which is the largest shareholder of the Company. The Foundation believes that the election of a new board of directors is necessary if the Company's shareholders are to maximize the value of their shares in the Company.

         IF YOU ELECT THE MEMBERS OF THE SLATE PRESENTED IN THIS PROXY STATEMENT, THEY, SUBJECT TO THEIR FIDUCIARY DUTIES, WILL EXPLORE ALTERNATIVES TO MAXIMIZE SHAREHOLDER VALUE, INCLUDING, BUT NOT LIMITED TO ENGAGING IN A SALE OF THE COMPANY. The nominees presented in the Proxy Statement are completely independent. They have no relationship with the Foundation or any member of the Mitte family. In addition, they are distinguished and experienced business professionals with extensive experience in the insurance and finance field.

         THE GOAL OF THIS SOLICITATION IS TO MAXIMIZE THE VALUE OF YOUR SHARES. The Foundation owns approximately ____% of the Company's issued and outstanding shares of Common Stock. As a significant shareholder, the Foundation has a vested interest in maximizing the value of the Company's shares. The Foundation believes that the election of a majority of new directors represents the best means for the Company's shareholders to maximize the value of their shares.

         The Annual Meeting of shareholders is scheduled to take place on May 9, 2003. At that time, you will have the opportunity to elect a majority of entirely independent nominees to the FIC board of directors. The enclosed Proxy Statement contains important information concerning the Company's Annual Meeting and the nominees. Please read it carefully.

         YOU ARE URGED TO SIGN, DATE, AND RETURN THE ENCLOSED GREEN PROXY CARD TODAY TO VOTE FOR THE ELECTION OF THE NOMINEES. Even if you have previously signed the proxy card provided by the Company, you have the legal right to change your mind by signing, dating and returning the enclosed green proxy card. Only your latest dated proxy will count at the meeting.

         If you purchased shares of Common Stock after the record date and wish to vote such shares at the meeting, you should obtain a green proxy card from the seller of such shares.

         If your shares are registered in your own name, please sign, date and mail the enclosed green proxy card to us in care of D. F. King & Co., Inc., the firm assisting the Foundation in the solicitation of proxies, in the postage-paid envelope provided. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a green proxy card with respect to your shares, and only upon receipt of specific instructions from you. Accordingly, you should sign, date and return the proxy card in the envelope provided by your bank or brokerage firm or contact the person responsible for your account and give instructions for a green proxy card to be signed representing your shares.

         If you have any questions about executing your proxy or require assistance, please call:

                           D. F. King & Co., Inc.
                           77 Water Street
                           New York, NY  10005
                           (800) 859-8511, or (212) 269-5550



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

         Thank you for your support.

                                        Sincerely,

                                        The Roy F. & Joann Cole Mitte Foundation


                                        By:
                                           -------------------------------------
                                           Roy F. Mitte, President


                                    IMPORTANT

Please sign, date and return the enclosed GREEN proxy card today in the postage-paid envelope provided.

Do not sign any proxy card that you may receive from FIC, even as a protest vote against FIC's current board of directors.

If you have any questions, or need assistance voting, please contact the firm assisting me in the solicitation of proxies: D. F. King & Co., Inc., (212) 269-5550 or (800) 859-8511.










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

                                                                PRELIMINARY COPY


                        FINANCIAL INDUSTRIES CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

          PROXY STATEMENT OF THE ROY F. AND JOANN COLE MITTE FOUNDATION

Introduction

         This Proxy Statement and the enclosed GREEN proxy card are being furnished to you, the holders of Common Stock, par value $.20 per share, of Financial Industries Corporation, a Texas corporation ("FIC" or the "Company"), by The Roy F. and Joann Cole Mitte Foundation (the "Foundation"), for use at the Annual Meeting of shareholders of the Company to be held on Friday, May 9, 2003, at ____ a.m., Central Standard Time, at ________________________, Austin, Texas , and at any adjournments, postponements, continuations, or reschedulings thereof (the "Annual Meeting").

         This Proxy Statement and the enclosed GREEN proxy card relate to the solicitation of proxies by The Roy F. and Joann Cole Mitte Foundation, and not by the board of directors of the Company. Whether or not you plan to attend the Annual Meeting, I urge you to sign and date the enclosed GREEN proxy card and return it in the postage-paid envelope provided. Your latest dated proxy is the only one that counts, so you may return the GREEN proxy card even if you have already delivered any other proxy.

         Please do not return any proxy sent to you by the Board of Directors of the Company. If you have already returned a [white] proxy card sent to you by the Company, that card will automatically be revoked if you complete and return the enclosed GREEN proxy card bearing a date that is later than any proxy you previously signed and returned. It is very important that you date your proxy.

                         Date, Place and Time of Meeting

         The Annual Meeting is to be held on Friday, May 9, 2003, at ____ a.m., Central Standard Time, at ________________________, Austin, Texas. The principal executive offices of the Company are located at:

                        Financial Industries Corporation
                               River Place Pointe
                        6500 River Place Blvd., Bldg. #1
                               Austin, Texas 78730

                          Proxy Statement Delivery Date

         This proxy statement and the enclosed GREEN proxy card are first being mailed to shareholders on or about _____________, 2003.

                  Deadline for Submitting Shareholder Proposals

         The deadline for submitting shareholder proposals for the 2004 annual meeting of shareholders is ______________.

                      Record Date; Shares Eligible to Vote

         Only shareholders of record at the close of business on March 18, 2003, will be entitled to vote at the Annual Meeting. The list of record shareholders as of such date, provided to the Foundation by the Company, states that there are 9,334,433 issued and outstanding shares eligible to vote at the Annual Meeting.

                              Revocability of Proxy

         Your proxy may be revoked at any time before it is voted at the Annual Meeting by giving notice of revocation to the Company, in writing, by execution of a later dated proxy or by attending the Annual Meeting. Simply attending the Annual Meeting, however, will not revoke your proxy; rather, to revoke your proxy by attending the Annual Meeting, you must also vote at the Annual Meeting.

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

                             Purposes of the Meeting

         As far as the Foundation is aware, the only purpose of the meeting is to consider and vote upon the election of the board of directors, consisting of ____ directors, to hold office until the 2004 annual meeting of the shareholders of the Company.

         Pursuant to this proxy statement, the Foundation is soliciting proxies from the shareholders of the Company to vote FOR electing the Foundation's director-nominees who are presented in this Proxy Statement, and to exercise the rights to cumulate its votes in order to maximize the number of the Foundation's nominees that are elected to the Board. In addition, the Foundation is seeking your proxy to vote as it determines appropriate on other matters to be brought before the meeting.

                             Background Information

         Roy Mitte was the President and Chairman of the Board of Directors of FIC and its subsidiary companies from approximately 1974 until 2002. For decades, Mr. Mitte directed FIC and built it into a profitable company. On or about October 31, 2002, FIC's Board of Directors removed Mr. Mitte from his position as President and Chairman of the Board of FIC.

         On December 10, 2002, a group of investors denominated the Pillar Group submitted a written offer (the "Pillar Offer") to enter into a letter of intent to purchase all or a majority of FIC's stock. The Pillar Group submitted the Pillar Offer directly to the management at FIC. The Pillar Offer, as amended, proposed a range of possible purchase prices for FIC's stock between $16.15 to $18.00 per share, depending on the results of the Pillar Group's due diligence.

         FIC's current President, Eugene Payne, and its current General Counsel, Ted Fleron, failed to have FIC management and the FIC Board of Directors properly consider the Pillar Offer. They did not present the opportunity to the Board of Directors for consideration; they did not return phone calls from Pillar representatives; and they did not attempt to contact the investment banker to whom Pillar referred them to verify the availability of Pillar's financing.

         In response to the failure of FIC to consider the Pillar Offer, the Foundation, on January 20, 2003, submitted to FIC a Call and Notice of a Special Shareholders' Meeting, in accordance with its rights under the TEXAS BUSINESS CORPORATION ACT ("TBCA") Art. 2.24(C). The Foundation also delivered a letter dated January 20, 2003 to FIC's management and the Board along with the Call and Notice, which requested that FIC comply with its statutory obligation to either serve notice of the special shareholders' meeting or cooperate with the Foundation, as a 10% shareholder, by supplying the names and addresses of FIC's shareholders of record so that the Foundation could send notice of the meeting.

         FIC responded by filing a Complaint in federal court raising a host of totally unrelated issues in what appeared to the Foundation to be a strained, unsupportable effort to thwart the Foundation's clear statutory right to conduct a Special Shareholders' Meeting. For instance, FIC has claimed that the Foundation's Schedule 13D should have been filed before the Call and Notice was delivered to FIC and was otherwise deficient for failing to describe Mitte's ouster as CEO. The SEC rules call for a Schedule 13D amendment "promptly following" a change in intentions. (Exchange Act Rule 13(d)-2(a)). The Foundation and the Mittes met this test. FIC also claimed that the Foundation's
Schedule 13D disclosures should have disclosed the existence of the dispute between Roy Mitte and the FIC. Although the Foundation and the Mittes disagree with FIC's contentions that the Foundation's 13D disclosures in their Schedule 13D were deficient, the Foundation and the Mittes nonetheless filed an amended
Schedule 13D (Amendment No. 2) with the SEC on January 27, 2003 to include the information that FIC complained was omitted. FIC further alleged that the Foundation and the Mittes were "apparently" violating the SEC proxy rules. The Foundation and the Mittes have been extremely attentive to the proxy rules and have not violated them. Any proxy solicitation activities prior to the effective date of this Proxy Statement, were conducted in strict compliance with the "ten-or-fewer" exemption from provisions of the proxy rules (Exchange Act Rule 14a-2(b)(2)). The Company's Complaint appears to the Foundation to be nothing more than a desperate ploy by the FIC management team to preserve its management positions by averting a special meeting of shareholders so that the shareholders would not have the ability to voice their opinions as to who the Board of Directors should be.

         Soon after delivering the Call and Notice to FIC, the Foundation learned that FIC had issued a notice to its directors regarding an Annual Meeting of the Board of Directors to be held on January 29, 2003. The only purpose stated in the notice was to amend FIC's bylaws. Despite repeated requests by Mitte's counsel, and despite the fact that Roy Mitte is a member of the Board of FIC, FIC refused to provide information to clarify the purpose of the January 29 meeting or to detail the specific bylaw amendments that the Board was to consider.

         On January 27, 2003, frustrated by FIC's continued refusal to comply with its obligations to send the Call and Notice to FIC shareholders, and concerned that the Board would attempt to take action at the January 29 meeting calculated to further disenfranchise the FIC shareholders, the Mittes and the Foundation filed an Application for Temporary Restraining Order and Injunctive Relief (the "TRO Application") in the United States District Court for the Western District of Texas, Austin Division. The TRO Application requested that the Court, among other things, (1) require FIC to comply with its statutory obligation under TBCA Art. 2.24(C) to send the Call and Notice to FIC shareholders, and (2) prevent FIC's Board of Directors, officers, employees and agents from taking measures, at the January 29, 2003 board meeting or at any other time, to impair or impede the special shareholders' meeting called by the Foundation. A hearing on the TRO Application was scheduled for January 28, 2003.

         On January 27, 2003, following numerous phone calls between the attorneys for the Foundation and the attorneys for FIC, in exchange for FIC's assurance that it would not take affirmative steps to further thwart the Annual Meeting at any time, including at the January 29 board meeting, before a preliminary injunction hearing could be held on the matter, the Mittes and the Foundation agreed to withdraw the TRO Application. A hearing on the Foundation's application for preliminary injunction to require FIC to call the meeting was scheduled for February 11, 2003.

         On February 10, 2003, following numerous phone calls between the attorneys for the Foundation and the attorneys for FIC, the Foundation agreed to withdraw its preliminary injunction application, in exchange for certain commitments made by the Company. The Company agreed to hold its Annual Meeting during the week of May 5, 2003, rather than in June. The Company agreed that the record date for the Annual Meeting would be March 18, 2003. The Company agreed to give advance notice to the Foundation of the number of directors who will be proposed for election by the Company so that the Foundation has sufficient time to mail proxy materials and propose directors for election through appropriate filings and solicitations. The Company acknowledged that Company stock held by Company subsidiaries would not vote or count toward a quorum. The Company agreed to enter into an agreement with the Foundation relating to the conduct of the Annual Meeting by March 28, 2003. The Company agreed to furnish the Foundation with a shareholder list, in addition to certain related material, as of the Record Date. Finally, the Company agreed to give the Foundation ten days' prior written notice before taking any action outside the ordinary course of business, including (without limitation) amending the bylaws, installing a "poison pill," implementing a stock plan, issuing or repurchasing securities (other than to honor a pre-existing contractual obligation), or selling or buying assets other than in the ordinary course of business.

         The Company has already failed to comply with many of the terms of the February 10 agreement with the Foundation. The shareholder list was delivered late and only after numerous phone calls to the Company's attorneys. The Company has failed, as of the date of this filing, to comment on a draft agreement regarding the conduct of the meeting that was proposed by the Foundation. Further, the Company has failed, as of the date of this filing, to notify the Foundation as to the number of directors that will be on the Company slate.

         There are a number of issues between FIC, on the one hand, and the Mittes and the Foundation, on the other hand, that are presently unresolved; however, they are not at all germane to the issues that would have been voted on at the special meeting or that will be voted on at the Annual Meeting. These issues relate to reimbursements that Roy Mitte owes to FIC, as well as amounts due to Roy Mitte from FIC under Mitte's employment agreement. All such issues will need to be addressed, either by current management of FIC or by management to be put into place following the Annual Meeting. Neither the members of the Mitte family nor the Foundation have any prior relationship with the incumbent directors and are not in any way trying to "stack" the board with people who will be friendly in resolving these disputes. To the contrary, the Foundation expects that its nominees will properly address all of these issues, but will do so in the appropriate forum. More importantly, the Foundation anticipates that, if elected, its slate will exercise its fiduciary duties to evaluate whether the Company should seek a sale or continue on the course set by current management.

                         Persons Making the Solicitation

         This proxy statement and the accompanying GREEN proxy card are being sent to certain shareholders of the Company in connection with the solicitation of proxies by the Foundation. Proxies solicited hereby are to be voted at the

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

2003 Annual Meeting of shareholders of the Company (or any adjournments, postponements, continuations, or reschedulings thereof) (the "Annual Meeting"), for the purpose of electing a slate of _____ directors proposed by the Foundation.

         Solicitations may be made by the Foundation through the use of the mail, telephone, facsimile, e-mail, in-person formal or informal meetings, or by advertisement. The Foundation has entered into an agreement with D.F. King & Co. ("D.F. King") to retain D.F. King's services to solicit proxies for the Annual Meeting. D.F. King will receive for its services a fee of up to $50,000, plus reimbursement of expenses. It is expected that D.F. King will use up to approximately 50 employees for this solicitation.

         The Foundation estimates that its total expenditures for this solicitation, including fees paid to D.F. King, legal fees, public relations advisors, advertisements and other costs will equal approximately $________. These costs will be borne entirely by the Foundation; provided, however, that if the Foundation's proposed slate is elected, the Foundation may seek reimbursement of such costs from the Company. If reimbursement is permitted by law, it would be made without shareholder approval. As of March ___, 2003, the Foundation has incurred total expenditures of approximately $________ in connection with the solicitation of the Company's shareholders.

                               Interested Persons

         In addition to the nominees, the following individuals may be deemed to be participants in this solicitation:

Roy F. Mitte
6836 Bee Caves Road, Suite 262
Austin, Texas  78746

         Roy F. Mitte serves as a director of the Foundation, which he and his wife founded in 1997. The Foundation is a charitable organization providing financial assistance to students, universities and other charities.

         Mr. Mitte was also the President and Chairman of the Board of Directors of the Company and its subsidiary companies from approximately 1974 until 2002. In October, 2002, Mr. Mitte was removed from his position as President and Chairman of the Board, but he continues to serve as a member of the Company's Board of Directors. Mr. Mitte directly owns 39,820 shares of the Company's Common Stock, and is the beneficial owner of an additional 1,552,206 shares by virtue of his position as a director at the Foundation. Thus, in the aggregate, Mr. Mitte is the beneficial owner of 1,592,026 shares, or _____%, of the Company's outstanding Common Stock. In addition, Mr. Mitte is a party to a Stock Option Agreement (the "Option Agreement") with FIC pursuant to which he has an option to purchase 6,600 shares of FIC Common Stock at $9.90 per share and is allocated 35,401 shares of FIC Common Stock in his 401K Plan account.

         At the time Mr. Mitte was terminated as President and Chairman of the Board, he was in his __ year of a five- year employment agreement with the Company. The Company and Mr. Mitte are currently engaged in litigation regarding the terms of this agreement, the outcome of which will determine whether Mr. Mitte receives a substantial severance package. Also currently the subject of litigation between the Company and Mr. Mitte is the propriety of certain expense reimbursements the Company provided to Mr. Mitte prior to his termination. Mr. Mitte has offered to repay the expense reimbursements, which were inadvertently received by him, denies any wrongdoing in this regard, and anticipates an expeditious resolution to this dispute.

         Roy Mitte is not a party to any contract, arrangement or understanding with any person with respect to future employment with the Company or, except for settlement of the disputes described above, with respect to any future transaction with the Company.

Joann Cole Mitte
6836 Bee Caves Road, Suite 262
Austin, Texas  78746

         Joann Cole Mitte, Roy F. Mitte's wife, is a director of the Foundation, and currently oversees its operation. Mrs. Mitte does not own any securities of the Company. Joann Mitte is not a party to any contract, arrangement or

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

understanding with any person with respect to future employment with the Company or with respect to any future transaction with the Company.

F. Scott Mitte
6836 Bee Caves Road, Suite 262
Austin, Texas  78746

         F. Scott Mitte, Roy F. Mitte's son, has served as a member of the Company's Board of Directors since 1976. He is currently the beneficial owner of 45 shares of the Company's outstanding Common Stock. Mr. Mitte also currently serves as a director of the Foundation. Scott Mitte is employed by the Foundation to provide oversight and general advisory services. Scott Mitte is not a party to any contract, arrangement or understanding with any person with respect to future employment with the Company or with respect to any future transaction with the Company.

The Roy F. and Joann Cole Mitte Foundation
6836 Bee Caves Road, Suite 262
Austin, Texas  78746

         The Foundation, a Texas not-for-profit corporation, was founded in 1997 by Roy F. Mitte and his wife, Joann Cole Mitte. The Foundation is a charitable organization aimed at providing educational assistance to students and multiple universities in the State of Texas and across the nation. The Foundation also contributes substantial monies on a regular basis to a number of local charities in Austin, Texas.

         A large portion of the Foundation's assets consists of shares of stock in the Company. The Foundation is the largest single shareholder of the Company, owning 1,552,206, or _____%, of its outstanding Common Stock. In addition, the Company has made contributions to the Foundation, including $375,000 in January 2001, and $1,000,000 in January 2002.

    FIC Shares Purchased or Sold by Interested Persons in Preceding Two Years

         No purchase or sale of the Company's securities has been made by Joann Cole Mitte, Scott Mitte or the Foundation within the past two years. In 2001, Roy Mitte exercised options to purchase 2,200 shares FIC pursuant to the Option Agreement. The Option Agreement was entered into between Roy Mitte and InterContinental Life Corporation ("ICLC") but was assumed by FIC pursuant to its Merger Agreement with ICLC. Mr. Mitte exercised options to acquire 2,000 shares of ICLC common stock in 2001 which were automatically converted into 2,200 shares of FIC Common Stock pursuant to the Merger Agreement's conversion ratio.

     Outstanding Shares Entitled to Vote; Cumulative Voting Rights; Proxies

Voting

         The Company reported in its Quarterly Report on Form 10Q for the period ended September 30, 2002, that it had approximately 9,598,415 shares of Common Stock outstanding. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will be required to constitute a quorum for the Annual Meeting.

         Directors are elected by plurality vote. The Company's Articles of Incorporation provide that, at an election for directors, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him multiplied by the number of director positions open for election. A shareholder can cumulate these votes by giving one candidate all of his votes, or he can distribute such votes in any other manner among any number of the candidates. TEXAS BUSINESS CORPORATION ACT ART. 2.29D(2) requires any shareholder who intends to cumulate his votes to give written notice of such intention to the Secretary of FIC on or before the day preceding the Annual Meeting.

         Only shareholders of record at the close of business on March 18, 2003, will be entitled to vote at the Annual Meeting.

Proxy Solicitation

         The Foundation is soliciting proxies from the Company's shareholders to elect a majority of the Board of Directors. By completing and returning the accompanying proxy, you will be authorizing ____________ and _____________ to vote your shares, and to cumulate votes as they see fit. If your proxy is properly signed and dated, it will be voted as you direct. If you attend the Annual Meeting in person, you may vote your shares by completing a ballot at the meeting.

         This proxy statement and the enclosed GREEN proxy card are first being mailed to shareholders on or about _____________, 2003.

         If you return a signed and dated GREEN proxy card but do not indicate how your shares are to be voted, those shares will be voted FOR the directors nominated by the Foundation. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting.

         Since the nominees receiving the largest number of affirmative votes will be elected, shares represented by proxies that are marked "abstain" will have no effect on the outcome of the election. Under Texas law, proxies relating to "street name" shares that are not voted by brokers on one or more matters will be treated as shares present for purposes of determining the presence of a quorum but will not be treated as shares entitled to vote as to such matter or matters not voted upon.

         EACH SHAREHOLDER IS ENTITLED TO ONE VOTE FOR EACH SHARE OF COMMON STOCK HELD AS OF THE RECORD DATE, EXCEPT THAT IN THE ELECTION OF DIRECTORS EACH SHAREHOLDER MAY CUMULATE HIS OR HER VOTES AND GIVE ANY ONE NOMINEE A NUMBER OF VOTES EQUAL TO THE NUMBER OF DIRECTORS TO BE ELECTED MULTIPLIED BY THE NUMBER OF SHARES WHICH THE SHAREHOLDER IS ENTITLED TO VOTE AT THE MEETING, OR TO DISTRIBUTE THE VOTES AMONG ANY NUMBER OF CANDIDATES FOR ELECTION TO THE BOARD, IF (I) THE NAME OF THE CANDIDATE FOR WHOM SUCH VOTES ARE CAST HAS BEEN PLACED IN NOMINATION PRIOR TO THE VOTING AND (II) SUCH SHAREHOLDER OR ANY OTHER SHAREHOLDER HAS GIVEN NOTICE ON OR BEFORE THE DAY PRECEDING THE MEETING OF HIS INTENTION TO CUMULATE HIS OR HER VOTES. The Foundation intends to cumulate the votes to which the shares of Common Stock the Foundation beneficially owns are entitled and hereby solicits authority to cumulate those votes which are granted to it by proxy (and to give any required notice thereof) voting in favor of the proposal relating to the election of the Foundation's Nominees to the Board. Unless instructed to the contrary, the shares represented by the proxies will be voted "FOR" the election of the Foundation Nominees.

     Beneficial Ownership of Management and Certain Other Beneficial Owners

         Based on the shareholder list as of March 18, 2003, and on additional information contained in public filings with the Securities and Exchange Commission, the following reflects the beneficial ownership of the Foundation, Roy Mitte and other beneficial owners of 5% or more of the Company's outstanding common stock:


                                                          Amount and Nature of
         Name and Address of Beneficial Owner               Beneficial Owner      Percent of Class
         ------------------------------------               ----------------      ----------------

Roy F. and Joann Cole Mitte Foundation                              1,552,206(1)            _____%
6836 Bee Caves Road, Suite 262
Austin, Texas 78746

Roy F. Mitte                                                      1,629,627(1,2)            _____%
6836 Bee Caves Road, Suite 262
Austin, Texas 78746

Fidelity Management & Research Company                              1,307,020(3)           13.428%
82 Devonshire Street
Boston, MA 02109

Wellington Management Company, LLP                                    656,800(4)             6.84%
75 State Street
Boston, MA 02109

(1) The Roy F. and Joann Cole Mitte Foundation is a non-profit corporation/membership organization and its two members are Roy F. Mitte and Joann Cole Mitte. The Internal Revenue Service has determined that the Foundation is exempt from federal income tax under section 501(a) of the Internal Revenue Code (the "Code") as an organization described in section 501(c)(3) of the Code. For purposes of this table, Mr. Mitte is deemed to have beneficial ownership of the shares owned by the Foundation.

(2) Includes 1,552,206 shares held of record by the Foundation, 39,820 shares held of record by Roy Mitte, 35,401 shares allocated to Mr. Mitte's account under the 401K Plan and 2,200 shares which may be acquired pursuant to options which are exercisable within 60 days.

(3) As reported to the Company on a Schedule 13(G) filed on June 11, 2001, by FMR Corporation, the parent company of Fidelity Management & Research Company ("Fidelity") and Fidelity Management Trust Company. The Company also notes that Fidelity filed a Schedule 13G/A on February 13, 2001, reporting that its beneficial ownership had increased to 340,000 shares. According to the Schedule 13(G) filings, as amended, Fidelity acts as investment advisor to the Fidelity Low-Priced Stock Fund, a registered investment company, and the Fund is the beneficial owner of 340,000 shares of FIC common stock.

(4) As reported on a Schedule 13(G) filed by Wellington Management Company, LLP ("WMC") on February 12, 2003. According to the Schedule 13(G) filing, WMC acts as investment advisor to certain clients of WMC and such clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. The filing further states that no such client is known to have such right or power with respect to more than five percent of the common stock of the Company.



                                       10




         To the Foundation's knowledge, the following information represents beneficial ownership of Common Stock by the Company's officers and directors:

                                                                               Amount of
         Name                        Title                                Beneficial Ownership    Percent of Class
         ----                        -----                                --------------------    ----------------

Hans Annarino                        Vice President                                  8,140(2,4)           *

John Barnett                         Director                                             2,000           *

David G. Caldwell                    Director                                                 7           *

S. Tim Casey                         Director and Vice                              13,078(2,3)           *
                                     President of FIC Realty Services,
                                     Inc.

Jeffrey H. Demgen                    Director and Vice President                       9,759(2)           *

Theodore A. Fleron                   Director, Vice President, and                  23,557(2,3)           *
                                     General Counsel

W. Lewis Gilcrease                   Director                                                 0           *

Roy F. Mitte                         Director                                  1,629,627(1,2,3)         ____%

Michael Scott Mitte                  Director                                                45           *

Elizabeth T. Nash                    Director                                               220           *

Frank Parker                         Director                                            12,000           *

Thomas C. Richmond                   Director, Vice President and                     16,436(2)           *
                                     Secretary
All Executive Officers, and                                                           _________        _____%
Directors as a group (12 persons)
------------------

o        Less than 1%

(1) Includes 1,552,206 shares owned by the Roy F. and Joann Cole Mitte Foundation, a non-profit corporation/membership organization with two members, Roy F. Mitte and Joann Cole Mitte. The Internal Revenue
         Service has determined that the Foundation is exempt from federal income tax under section 501(a) of the Internal Revenue Code (the "Code") as an organization described in section 501(c)(3) of the Code. For purposes of this table, Mr. Mitte is assumed to have beneficial ownership of the shares owned by the Foundation.

(2) Includes shares beneficially acquired through participation in the Company's 401K Plan and/or the Employee Stock Purchase Plan, which are group plans for eligible employees.

                                       11

(3) Includes shares issuable upon exercise of options granted under the Stock Option Plan to executive officers and directors who are also employees of the Company or its subsidiaries, to the extent that such options are exercisable within 60 days of March 18, 2003.

(4)      Includes 2,157 shares owned by Mr. Annarino's spouse.

         The Foundation believes that a change of control has occurred in connection with the removal of Roy Mitte as the Company's Chairman and Chief Executive Officer, and by reason of the publicly asserted views of certain institutional shareholders indicating a desire to replace at least a majority of the members of the Board of Directors in order to pursue a liquidity event.

                              Foundation's Nominees

         The Board of Directors of the Company currently consists of 12 seats. Although the Company is required under the terms of the February 10 Agreement to notify the Foundation of the number of directors that it will put up for election, it has not done so as of the date of this filing. The Foundation intends to nominate a number that will constitute at least a majority of the Board of Directors, but cannot determine that number at this time. Each director elected at the Annual Meeting will be elected to serve until the Company's next annual meeting or until a successor is duly elected or appointed and qualified.

         None of the Foundation's nominees will have ties to the Company, the existing directors, the Foundation or members of the Mitte family. As evidenced by their business and professional experience summarized below, these nominees are highly qualified to serve as directors of the Company. Each of these director-nominees has consented to serve as a director of FIC if elected, and to be named in this proxy statement and in the Foundation's other soliciting materials as a director-nominee.

         The name, age, occupation and employment of each person to be nominated in this Proxy Statement to the Company's Board of Directors, as furnished to the Foundation by the nominees, is as follows:

William J. Renfro, Age 66

         William J. Renfro is a retired commercial banking executive. From 1984 to 1989, he served as Regional Managing Director of MCORP, a $20 billion Texas bank holding company. From 1983 to 1997, he was Chairman and CEO of MBANK San Antonio [Alamo National Bank]; MBANK Austin [American National Bank]; Bank One Texas, Austin region; Worthen National Bank of Texas; and Boatman's National Bank. He has served on the Boards of Directors of The First National Bank, Waco; Farmers State Bank, Round Rock; MBANK Arboretum, Austin; MBANK Capital Plaza, Austin; and the Advisory Board of Wells Fargo Bank, Austin Region. Since 2000, Mr. Renfro has served on the Advisory Boards of several start-up companies and currently serves on the Advisory Board of CustomsPoint, Inc. and on the Grievance Committee of the State Bar of Texas.

         Mr. Renfro has held leadership positions in numerous civic, professional, and community organizations. He is a former Chair of the Texas Taxpayers and Research Association. He was the 1994 Chair of the Greater Austin Chamber of Commerce and served as that organization's Interim CEO in 1999. He is Trustee Emeritus, St. Edwards University.

Other Nominees

         The Foundation will announce its other nominees and provide relevant information about them as soon as the Company informs it of the number of directors to be elected, in accordance with the Company's obligations under the February 10, 2003 Agreement.

         THE FOUNDATION URGES YOU TO VOTE FOR THE ELECTION OF EACH OF THE NOMINEES ON THE ENCLOSED GREEN PROXY CARD AND TO GIVE THE PROXY HOLDERS THE RIGHT TO CUMULATE VOTES IN ORDER TO ELECT THE MAXIMUM NUMBER OF THE FOUNDATION'S NOMINEES.

                    Interest of Nominees in This Solicitation

         None of the director nominees named in this Proxy Statement currently directly or indirectly beneficially owns shares of the Company, nor have any of them engaged in the sale or purchase of such shares within the past two years.

         The Foundation has agreed to indemnify and hold harmless each of the nominees from any and all losses, claims, damages, counsel fees and expenses (including fees and expenses incurred in defending or investigating any such claim) and from any and all liabilities to which each may become subject under any statute, under common law or otherwise relating to, based upon or arising out of such person's actions which relate to standing for election to the Board of Directors of the Company (except to the extent that any such loss, claim, damage, counsel fee or liability is found in a final judgment by a court, not subject to further appeal, to have resulted from bad faith, willful misconduct or gross negligence on the part of the affected nominee). The Foundation's obligation to indemnify the nominees is conditioned on each nominee's representing that he does not have any past relationship of any nature with the Foundation or any member of the Mitte family. The Foundation's obligation to indemnify the nominees will terminate at the time, if any, that the nominees are elected as directors of the Company. There are no other arrangements or understandings between the Foundation and the nominees identified in this Proxy Statement.

         Other than the compensation regularly paid by the Company to its directors, the nominees will not receive any compensation for their services as directors of the Company.

                Compensation of Directors and Executive Officers

         According to the Company's 2001 annual Proxy Statement, filed April 30, 2002, directors who are not officers or employees of the Company are paid a $5,000 annual fee, and are compensated $1,000 for each regular or special meeting of the Board of Directors which they attend in person. In the case of telephonic meetings of the Board, non-employee directors who participate in such telephonic meetings are compensated $500 for such meeting. Directors who participate via telephone in a regular or special meeting which is held by other than conference telephone are not entitled to a fee for such a meeting. Non-employee directors serving on committees of the Board are compensated in the amount of $500 for each committee meeting they attend whether such participation is in person or by telephone, provided that the committee meeting is held on a day other than that on which the Board meets.

         THE FOUNDATION URGES YOU TO VOTE FOR THE ELECTION OF EACH OF THE NOMINEES ON THE ENCLOSED GREEN PROXY CARD.



                                      Respectfully submitted,

                                      THE ROY F. AND JOANN COLE MITTE FOUNDATION


                                       By:
                                          --------------------------------------
                                          Roy F. Mitte, President

                                                                PRELIMINARY COPY



                 FINANCIAL INDUSTRIES CORPORATION ANNUAL MEETING

                    Number of Shares in Your Name __________

THIS PROXY IS SOLICITED ON BEHALF OF THE ROY F. AND JOANN COLE MITTE FOUNDATION

         The undersigned hereby appoints ______________________ and ____________________, as Proxy, and each of them, with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock of Financial Industries Corporation held of record by the undersigned at the close of business on March 18, 2003, at the Annual Meeting of shareholders to be held on May 9, 2003, and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE FOUNDATION NOMINEES. There is cumulative voting in the election of directors. Unless otherwise indicated by the shareholder, a vote for the Foundation nominees will give the proxies the discretionary authority to cumulate all votes to which the undersigned shareholder is entitled and to allocate such votes for one or more of the nominees for whom authority is not withheld. Votes will be cumulated in such a manner as to assure the election of the maximum number of the Foundation nominees.



1. Proposal to elect William J. Renfro, _______________, [list other nominees] as directors of the Corporation, including the right to cumulate, in the discretion of the proxy holder.

         [  ]     FOR               [  ]    AGAINST             [  ]   ABSTAIN



2. In their discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting, or any adjournments or postponements thereof, as provide in the proxy statement provided.

         [  ]     FOR               [  ]    AGAINST



 THIS PROXY IS SOLICITED ON BEHALF OF THE ROY F. AND JOANN COLE MITTE FOUNDATION

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                          Dated _____________ __, 2003


                          ________________________________________
                          Signature


                          ________________________________________
                          Signature, if Held Jointly


                          ________________________________________
                          Printed Name

                          _________________________________________
                          Printed Name, if Held Jointly


                          __________________________________________
                          Signature of Trustee or Trustees


                          __________________________________________
                          Printed Name or Names

         Please execute this Proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.










                                       14